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                                                                 EXHIBIT 10.1.2


                              FIRST MODIFICATION TO

                          RIGHT OF OCCUPANCY AGREEMENT

         THIS AMENDMENT, dated as of the 25th day of September, 1997 between Niagara Mohawk Power Corporation and its subsidiaries now existing and any successor(s) thereto which are created as a result of the PowerChoice Case No. 94-E-0098, et al. pending before the New York State Public Service Commission (NIAGARA), a New York corporation having its principal place of business at 300 Erie Boulevard West, Syracuse, New York 13202 and Telergy Joint Venture (Telergy), a New York joint venture having its principal place of business at 5784 Widewaters parkway, Syracuse, New York 13204.

                               W I T N E S S E T H

         WHEREAS, NIAGARA and Telergy are parties to a certain Right of Occupancy Agreement dated as of February 2, 1996 (the RO Agreement), whereby, among other things, Telergy is granted a non-exclusive Right of Occupancy to install a Backbone Network and Spur Routes consisting primarily of a fiber optic telecommunications network and facilities in NIAGARA Rights-of-Way, Facilities and electric distribution conduit along the Backbone Route as those terms are defined in the RO Agreement; and

         WHEREAS, the parties agreed that it would be mutually beneficial to amend the RO Agreement in certain respects.

         NOW, THEREFORE, in consideration of the promises, mutual covenants and agreements hereinafter set forth, and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereby agree that, effective as of the date first written above, the RO Agreement is hereby amended in the following respects:

         1. Notwithstanding anything to the contrary contained in the RO Agreement, or any other provisions contained in the RO
                  Agreement:



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                  A.   Section 1, DEFINITIONS, shall be amended by adding
                       thereto the following definitions:

                           1.32 "CAPS" is defined to mean Competitive Access Providers to any other telecommunications network.

                           1.33 "LOCAL LOOP" is defined to mean the physical wires/fibers that run from the subscriber"s telephone set or PBX or key telephone system, to the telephone Company central office.

                           1.34 "NIAGARA STRANDS" is defined to mean a total of four fiber optic telecommunications strands anywhere in Telergy's Facilities that are installed in NIAGARA's Right of Way or Facilities as included in Exhibit A as it may be amended from time to time of the same type and quality as the Backbone Network and any spurs or LOCAL LOOPS and such four strands shall not be damaged in any fashion and shall consist of 2 pairs of such strands to be located in separate buffer tubes anywhere that Telergy or its subsidiaries have installed fiber optic telecommunications strands installed in such separate buffer tubes as included in Exhibit A as it may be amended from time to time.

                           1.35     "CLEC" ("Competitive Local Exchange
                                    Carrier") is defined to mean a provider of local exchange services that is not the incumbent local exchange carrier

                  B In Sections 2 take out "internal" and in Sections 2 and 3.1, insert "NIAGARA Facilities in" in the third line of each section before the words "NIAGARA"s Rights of Way".



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                  C.       In Section 4.1 on the 5th line, after "occupancy" add
                           "to construct a fiber Backbone network, LOCAL LOOPS and Spurs" and continue with the sentence after "Backbone Route".

                           Section 4.1 in the RIGHT-OF-OCCUPANCY, "TERM" is changed to read as follows:

                                            For an Initial Term of twenty-five
                                    (25) years commencing on the date of
                                    approval by the New York State Public
                                    Service Commission (Commencement Date) and ending on the expiration of the three-hundredth (300th) month thereafter, unless earlier terminated or unless extended pursuant to this Agreement, subject to the terms and conditions set forth in this Agreement, NIAGARA hereby grants to TELERGY a Right-of-Occupancy in, on, upon, under, over, across, along and through (hereinafter collectively referred "within") the Backbone Route and LOCAL LOOPS and spurs within NIAGARA's Electric Transmissions
                                    Right-of-Way and electric distribution
                                    conduit system, subject to all terms and conditions of any governing agreements in addition to this Agreement when conduit, poles and/or towers are used, except that compensation for the use of the electronic distribution and/or transmission conduit network agreement only has been addressed in this agreement.

                  D. Section 5.1 is hereby amended to add the following paragraph:

                                             The specific Right-of-Way that will
                                    be subject to the Right of Occupancy
                                    Agreement shall be defined in the manner set forth in Section 6 of the RO Agreement. Maps showing the revisions to the Backbone Route as modified by the first Modification to the RO Agreement shall be prepared and attached to this Modification to RO Agreement as Exhibit A, which shall replace the original Attachment A to the RO Agreement. The Right-of-Way for the extension to [***]


CONFIDENTIAL
[***] Confidential treatment has been requested with respect to material omitted on this page. The omitted portions have been filed separately with the Securities and Exchange Commission.


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                                    and the Rights-of-Way to replace the
                                    extensions to [***] with [***] Operations
                                    Center located in [***] shall be defined by the parties in the manner set forth in
                                    Section 6 of the RO Agreement within
                                    forty-five (45) working days following the date of execution of this Modification.

                  E.      Delete Section 7 governing "Additional
                          Rights-of-Occupancy for Spur Routes.

                  F. Section 9.5 is hereby modified to replace all references therein to [***] with [***] to delete the reference to [***], and to substitute therefor [***]

                  G. Section 9.5 is hereby modified to add a sentence at the end of the first paragraph as follows:

                                    Failure to complete Telergy's obligations in accordance with these dates shall obligate Telergy to reimburse NIAGARA for any telecommunications arrangements NIAGARA must make for its internal telecommunications needs due to the lack of availability of the original NIAGARA CAPACITY of [***] to make up for the telecommunications capacity currently being provided by NYNEX and AT&T at Sprint expense through an agreement for the purchase of the 2 GHz microwave license from NIAGARA until the NIAGARA CAPACITY is fully operational; provided, however, that any delays resulting directly and solely from NIAGARA's engineering, permitting, and easement activities shall not constitute a failure to complete by Telergy, from the date of last execution of this modification forward. Telergy agrees to pay directly all invoices from third parties for any and all such service within the required days in such invoices.


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CONFIDENTIAL
[***] Confidential treatment has been requested with respect to material omitted on this page. The omitted portions have been filed separately with the Securities and Exchange Commission.

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\                  H.       Section 9.5 is hereby amended to add the following
                           paragraph:

                                             Segment III shall connect Albany,
                                    NY to Pleasant Valley, NY, which shall be constructed at dates and times to be determined by Telergy, provided, however, that the extension to Pleasant Valley shall not interfere with or hinder Telergy's ability to complete the original Backbone Route from Buffalo, NY to Albany, NY or to provide NIAGARA CAPACITY as required in the RO Agreement.

                  I. Section 13.1.1 is hereby amended to delete the word "initially" in the second line and to replace [***] with [***].

                  J. Section 13.1.2 is hereby changed to delete the reference to [***] and substitute [***] in its place.

                  K. Section 13.1.3 is hereby amended to delete the word "initially" in the third line and to replace "[***]" with "[***]" and to add the following sentence at the end:

                                            In Syracuse, NY, at the point where
                                    the NIAGARA CAPACITY meets the NIAGARA
                                    dedicated interconnect from Telergy's
                                    Syracuse installation to NIAGARA's Syracuse facility, the NIAGARA Capacity shall be engineered and installed to provide NIAGARA with a cross-section of capacity of [***].

                  L. Section 13.3 is hereby amended to add ", the NIAGARA STRANDS" in the first line after the first three words "The NIAGARA Capacity".

                  M. Revise Section 14.2 to read as follows: "Should TELERGY, for its own business requirements, require or desire additional Rights-of-Occupancy or NIAGARA Facilities, TELERGY shall notify NIAGARA in writing and submit a request for Additional Right-of-Occupancy use,


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      on this page. The omitted portions have been filed separately with the
      Securities and Exchange Commission.


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                           if appropriate."

                  N. Section 14.2.1 in the MODIFYING NIAGARA OR TELERGY FACILITIES Section is changed as follows:

                                    NIAGARA shall process any request in the
                           same manner and subject to the same conditions and provisions set forth in this Agreement as modified, advising TELERGY of NIAGARA's acceptance, rejection or modification of said request.

                           The remainder of Section 14.2 shall remain unchanged.

                  O. Section 23.1 and 23.2 governing NOTICES is hereby amended to read as follows:

                                    23.1 Any notice to be given to NIAGARA under this Agreement shall be sent by certified mail or overnight express delivery:

                                    (one copy each to):

                                         (1)   Director, Telecommunications
                                               Niagara Mohawk Power Corporation
                                               300 Erie Boulevard West - C2
                                               Syracuse, New York 13202

                                         (2)   Assistant General Counsel
                                               Niagara Mohawk Power Corporation
                                               300 Erie Boulevard West - A3
                                               Syracuse, New York 13202

                                    23.2     Any notice given to Telergy under
                                             this Agreement shall be sent by
                                             certified mail or overnight express
                                             delivery:

                                             (one copy each to):

                                             (1)   Chief Executive Officer
                                                   Telergy, Inc.
                                                   5784 Widewaters Parkway


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                                                   Syracuse, New York 13214

                                             (2)   General Counsel
                                                   Telergy, Inc.
                                                   20 Corporate Woods Suite 100
                                                   Albany, New York 12211

                  2.       Paragraph 31.2 shall be changed to read as follows:

                                    The parties recognize that the compensation
                           NIAGARA may owe for the RO Agreement is open with the New York Public Service Commission (PSC) in Case 96-M-0138. The parties also recognize that reasonable additional compensation is appropriate for NIAGARA's agreement to the following: [***] All optical fibers are [***] and will be provided on an "as-where-is" basis with no warranties express or implied. Unless otherwise agreed to, all maintenance and/or construction on strands located on NIAGARA electric transmission towers that have been allowed to be installed will be performed by NIAGARA, subject to the terms and conditions in the applicable electric transmission structure occupancy agreement.


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      Securities and Exchange Commission.


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                                    As and for compensation for the
                                    modifications herein and to resolve the open
                                    compensation issue in Case 96-M-0138, the
                                    parties agree that Telergy shall provide:
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[***]     Confidential treatment has been requested with respect to material omitted on this page. The omitted portions have been filed separately with the Securities and Exchange Commission.

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                                    This compensation is contingent upon PSC
                                    approval of this Agreement as modified
                                    herein without further modification and
                                    closure of the compensation issue in Case
                                    96-M-0138 without requiring additional
                                    compensation beyond the additional
                                    compensation provided herein. In the event the PSC conditions its approval of this Agreement or declines to accept the additional compensation in its entirety as and for final compensation for this Agreement and Case 96-M-0138, the parties agree to negotiate within thirty (30) business days of receipt of the written decision from the Commission such additional compensation to obtain compliance with any Commission requirements.

                  3. The parties further recognize and acknowledge that Telergy intends to construct and install LOCAL LOOPS in major cities along the Backbone Route to act as a CLEC and/or a CAP , including but not


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                           limited to Buffalo, Syracuse, and Albany, New York,
                           which LOCAL LOOPS may require Spurs off the Backbone Route. To the extent Telergy constructs portions of the LOCAL LOOPS using NIAGARA conduit, poles or towers, the parties shall execute the applicable agreement(s) governing each such use and Telergy shall pay the standard rate(s) for any such uses, and all such uses and related construction shall be subject to all necessary governmental approval prior to start of construction.

                  4. All terms appearing in this Modification to Right of Occupancy Agreement and not otherwise defined herein shall have the same meaning as set forth in the RO Agreement.

                  5. Except as modified and amended by this Modification, all of the terms, covenants and conditions of the RO Agreement are hereby ratified and confirmed in all respects and shall continue to be and remain in full force and effect.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the day and year first written above.

TELERGY JOINT VENTURE                       NIAGARA MOHAWK POWER CORPORATION

By:/s/Brian Kelly                           By:/s/William J. Synwolst
   -----------------                           -------------------------
Name: Brian Kelly                           Name: William J. Synwolst
Title: President                            Title: VP I/T & CIO


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